UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22621

Cohen & Steers Real Assets Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2014. The net asset values (NAV) per share at that date were $9.42, $9.38, $9.45, $9.45 and $9.43 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2014	Year Ended December 31, 2014
Cohen & Steers Real Assets Fund—Class A	–10.10%	–1.07%
Cohen & Steers Real Assets Fund—Class C	–10.37%	–1.74%
Cohen & Steers Real Assets Fund—Class I	–9.82%	–0.67%
Cohen & Steers Real Assets Fund—Class R	–10.09%	–1.20%
Cohen & Steers Real Assets Fund—Class Z	–9.87%	–0.78%
Linked Blended Benchmark[a]	–8.74%	–0.29%
Consumer Price Index +4%[a]	1.35%	4.66%
MSCI World Index—net[a]	–1.17%	4.94%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs less than one year from purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

a  For benchmark descriptions, see footnote "a" on pages 7 and 8.

COHEN & STEERS REAL ASSETS FUND, INC.

Investment Review

Financial markets had mixed performance in a year characterized by slowing growth in China and Europe, but with expectations of more stimulus; low and declining sovereign bond yields, a dramatic fall in oil prices and a strengthening U.S. dollar. Equity markets rallied globally. In the U.S., stocks reached new record highs as economic data showed acceleration in the country's economic recovery. At the same time, fixed income markets generally benefited from an environment of low inflation and declining interest rates, with the yield on the 10-year U.S. Treasury falling from 3.04% to 2.17%. Commodities and commodity-oriented stocks were down overall.

Global real estate stocks widely outperformed broad equity markets against a backdrop of declining bond yields and improving real estate fundamentals. U.S. REITs rallied from a disappointing year in 2013 to post their best annual returns since 2006. Improving economic growth led to strengthening fundamentals across all property types. The U.K. continued to see meaningful improvement in real estate fundamentals. On the continent, expectations of quantitative easing from the European Central Bank forced sovereign bond yields lower across the region. Japan underperformed as it contended with a stalled economy in 2014, as a higher consumption tax undercut the government's efforts to stimulate growth.

Commodities mostly struggled in the period. In the energy group, ample production concerns and slowing demand growth helped send crude oil prices sharply lower. North Sea Brent fell precipitously after the Organization of the Petroleum Exporting Countries decided not to cut production and as geopolitical unrest failed to show any meaningful supply disruption. In the U.S., prices for West Texas Intermediate crude oil followed global oil prices lower as production remained near 28 year highs.

The precious metals sector declined. Gold and other high-quality metals started the period on a positive note, as geopolitical risks broadly supported prices for assets perceived as safe havens. Those early gains quickly faded, however, particularly for silver, amid U.S. dollar strength and expectations that the U.S. Federal Reserve could start raising rates as early as next June. The base metal complex also fell, although nickel and zinc had positive absolute returns. Within agriculture, cattle prices advanced on a continued tight supply outlook and strength in wholesale prices of beef. Natural resources stocks also declined in a difficult environment for the underlying commodities.

Global infrastructure stocks had a solid gain as a group. The sustained period of low interest rates in the United States and Europe made utilities particularly attractive to yield-focused investors. Pipelines companies were good performers through much of the year, but they encountered volatility as oil prices fell sharply in the fourth quarter.

Fund Performance

The Fund had a negative total return for the year and underperformed its linked blended benchmark. The Fund's allocation to commodities accounted for most of its negative absolute return; its exposure to natural resources stocks also detracted from returns. The portfolio's global real estate stocks had positive absolute performance and largely countered the effects from commodities and natural resources stocks.

COHEN & STEERS REAL ASSETS FUND, INC.

With regard to relative influences, our overweight in natural resource stocks and underweight in real estate stocks modestly detracted from performance compared with the blended benchmark. Security selection in the commodities sleeve also detracted, while stock selection in the natural resources and real estate sleeves contributed positively to relative returns.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of index options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material impact on the Fund's total return during the 12-month period ended December 31, 2014.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities, particularly in regard to its allocation in global real estate and global infrastructure securities, significantly detracted from absolute performance during the 12-month period ended December 31, 2014. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. The U.S. dollar rose to a nine-year high during the period, and, consequently, this was a headwind for absolute returns as a result of the changes in the exchange rates between foreign currencies and the U.S. dollar.

Investment Outlook

The fall in inflation expectations since the middle of 2014 has continued to negatively impact virtually all core real asset categories, with commodities and natural resource equities most affected. Concerns around the impact of falling oil prices have put additional pressure on the commodity complex, as well as on certain sectors of the infrastructure universe. While we are modestly overweight global natural resource stocks, based on relative valuations that we believe reflect unusually depressed expectations, we have trimmed our positions for risk management purposes as energy sector volatility has accelerated. Similarly, we are incrementally adding to our underweight in commodities due to short-term-risk considerations.

We have added to our allocation to real estate, while remaining near neutral with regards to global infrastructure. We are maintaining our underweight in gold partly based on our view that expected improvements in economic momentum will be a sustained headwind for bullion demand.

COHEN & STEERS REAL ASSETS FUND, INC.

Sincerely,

  ROBERT H. STEERS

  Chairman

VINCENT L. CHILDERS	JON CHEIGH
Portfolio Manager	Portfolio Manager

YIGAL D. JHIRAD	Nick Koutsoftas
Portfolio Manger	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure and commodities, along with preferred securities and other income solutions.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

Class R—Growth of a $10,000 Investment

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2014

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–5.52%[c]	–2.72%[d]	—	—	—
1 Year (without sales charge)	–1.07%	–1.74%	–0.67%	–1.20%	–0.78%
Since Inception[b] (with sales charge)	–2.47%[c]	–1.57%	—	—	—
Since Inception[b] (without sales charge)	–0.92%	–1.57%	–0.54%	–1.03%	–0.73%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2014 prospectuses for Class A, Class C and Class I; and in the May 1, 2014 prospectus, as supplemented on August 22, 2014, for Class R and Class Z were as follows: Class A—2.16% and 1.35%; Class C—2.81% and 2.00%; Class I—1.86% and 1.00%; Class R—2.31% and 1.50%; and Class Z—1.81% and 1.00%. Through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses incurred so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares, 1.50% for Class R shares and 1.00% for Class Z sharese. The contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  The Linked Blended Benchmark is represented by the performance of the blended benchmark consisting of 30% FTSE EPRA/NAREIT Developed Real Estate Index—net, 30% Bloomberg Commodity Total Return Index (formerly known as Dow Jones-UBS Commodity Index), 20% S&P Global Natural Resources Index—net, 12.5% BofA Merrill Lynch 1-3 Year Global Corporate Index and 7.5% Gold Index from January 1, 2013 through September 30, 2013 and the blended benchmark consisting of 27.5% FTSE EPRA/NAREIT Developed Real Estate Index—net, 27.5% Bloomberg Commodity Total Return Index, 15% S&P Global Natural Resources Index—net, 10% BofA Merrill Lynch 1-3 Year U.S. Corporate Index, 5% Gold Index and 15% Dow Jones-Brookfield Global Infrastructure Index from October 1, 2013 through December 31, 2014. The FTSE EPRA/NAREIT Developed Real Estate Index—net is an unmanaged market-weighted total return index which consists of publicly traded equity REITs and listed property companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities and is net of dividend withholding taxes. The Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange traded futures on physical commodities which are weighted to account for economic significance and market liquidity. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The BofA Merrill Lynch 1-3 Year Global Corporate Index is a subset of the BofA Merrill Lynch Global Corporate Index including all securities with a remaining term to final maturity less than 3 years. The Gold Index is represented by the gold spot price in U.S. dollars per troy ounce. The BofA Merrill Lynch 1-3 Year U.S. Corporate Index is a subset of the BofA Merrill Lynch U.S. Corporate Index including all securities with a remaining term to final maturity less than 3 years. The Dow Jones-Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from the following infrastructure sectors: Airports, Toll Roads, Ports, Communications, Electricity Transmission & Distribution, Oil & Gas Storage & Transportation, Water, Diversified (multiple sectors). The index intends to measure all sectors of the infrastructure market. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers, across diverse households and geographies. The benchmark is represented by the change in the CPI +4%

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

per year. The MSCI World Index—net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and is net of dividend withholding taxes. The MSCI World Index—net consists of the following developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Inception date of January 31, 2012.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 1.00%.

e  For the period January 1, 2014 through September 30, 2014, the investment advisor had contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, and extraordinary expenses) did not exceed 1.15% for Class Z shares, which included a shareholder servicing fee of 0.15%. For the period from October 1, 2014 through June 30, 2016, due to the termination of the shareholder servicing fee on October 1, 2014, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.00% for Class Z shares.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2014—December 31, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period[a] July 1, 2014– December 31, 2014
Class A
Actual (–10.10% return)	$1,000.00	$899.00	$6.46
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.40	$6.87
Class C
Actual (–10.37% return)	$1,000.00	$896.30	$9.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.12	$10.16
Class I
Actual (–9.82% return)	$1,000.00	$901.80	$4.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class R
Actual (–10.09% return)	$1,000.00	$899.10	$7.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.64	$7.63
Class Z
Actual (–9.87% return)	$1,000.00	$901.30	$5.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.76	$5.50

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized expense ratios of 1.35%, 2.00%, 1.00%, 1.50% and 1.08%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REAL ASSETS FUND, INC.

December 31, 2014
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
iShares Gold Trust ETF	$8,407,256	4.1
Equity Residential	3,430,360	1.7
Exxon Mobil Corp.	2,348,230	1.1
Monsanto Co.	2,042,937	1.0
Potash Corp. of Saskatchewan (USD)	1,949,664	0.9
Archer-Daniels-Midland Co.	1,814,800	0.9
Principal Financial Group, 5.563%, Series A ($100 Par Value)	1,701,806	0.8
Tyson Foods, Class A	1,687,789	0.8
Bunge Ltd.	1,629,107	0.8
Southern California Edison Co., 4.51%, Series D ($100 Par Value) (FRN)	1,614,623	0.8

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

b  The strategy breakdown is expressed as an approximate percentage of the Fund's total long-term investments inclusive of derivative exposure.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

		Number of Shares	Value
COMMON STOCK	64.7%
AUSTRALIA	2.3%
MARINE PORTS	0.2%
Asciano Ltd.[a]		112,370	$550,304
PIPELINES—C-CORP	0.3%
APA Group[a]		96,899	585,782
REAL ESTATE	1.8%
DIVERSIFIED	0.2%
Ingenia Communities Group[a]		1,230,668	441,276
INDUSTRIALS	0.4%
Goodman Group[a]		154,998	715,918
RETAIL	1.0%
Novion Property Group[a]		328,854	565,241
Westfield Corp.[a]		205,473	1,506,191
			2,071,432
SELF STORAGE	0.2%
National Storage REIT[a]		376,892	443,244
TOTAL REAL ESTATE			3,671,870
TOTAL AUSTRALIA			4,807,956
AUSTRIA	0.1%
AIRPORTS
Flughafen Wien AG		1,177	109,409
BERMUDA	0.2%
REAL ESTATE—HOTEL
Belmond Ltd., Class A (USD)[b]		40,758	504,177
BRAZIL	1.0%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.6%
BRF SA, ADR (USD)		56,400	1,316,940
ENERGY—OIL & GAS	0.1%
Petroleo Brasileiro SA, ADR (USD)		13,400	97,820
REAL ESTATE—RETAIL	0.3%
BR Malls Participacoes SAa		88,374	551,191
TOTAL BRAZIL			1,965,951

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
CANADA	3.7%
ENERGY—OIL & GAS	0.2%
Suncor Energy		12,964	$411,750
MATERIALS	1.5%
CHEMICALS	0.9%
Potash Corp. of Saskatchewan (USD)		55,200	1,949,664
METALS & MINING	0.6%
Barrick Gold Corp. (USD)		36,652	394,009
Goldcorp (USD)		18,323	339,342
Lundin Mining Corp.[b]		89,100	438,674
			1,172,025
TOTAL MATERIALS			3,121,689
PIPELINES—C-CORP	1.8%
AltaGas Ltd.		17,817	664,649
Enbridge		30,259	1,555,924
TransCanada Corp.		28,875	1,419,145
			3,639,718
REAL ESTATE	0.2%
DIVERSIFIED	0.0%
Pure Industrial Real Estate Trust		26,448	101,075
OFFICE	0.2%
Allied Properties REIT		10,209	328,994
TOTAL REAL ESTATE			430,069
TOTAL CANADA			7,603,226
CHINA	0.5%
GAS DISTRIBUTION	0.3%
Towngas China Co., Ltd. (Cayman Islands) (HKD)[a]		579,000	586,748
REAL ESTATE—RESIDENTIAL	0.2%
China Vanke Co. Ltd., Class H (HKD)[a,b]		167,600	370,935
TOTAL CHINA			957,683
FRANCE	2.0%
ENERGY—OIL & GAS	0.6%
Total SAa		25,170	1,289,510

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
REAL ESTATE	0.9%
DIVERSIFIED	0.3%
Gecina SAa		4,539	$566,638
RETAIL	0.6%
Klepierre[a]		20,750	890,967
Unibail-Rodamco[a]		1,358	348,375
			1,239,342
TOTAL REAL ESTATE			1,805,980
TOLL ROADS	0.5%
Groupe Eurotunnel SAa		85,547	1,104,426
TOTAL FRANCE			4,199,916
GERMANY	1.2%
MATERIALS—METALS & MINING	0.1%
ThyssenKrupp AGa,b		8,600	219,075
REAL ESTATE	1.1%
RESIDENTIAL	0.9%
Deutsche Annington Immobilien SEa		13,456	456,854
Deutsche Wohnen AGa		21,585	509,184
LEG Immobilien AGa,b		12,390	922,977
			1,889,015
RETAIL	0.2%
Deutsche Euroshop AGa		6,586	287,645
TOTAL REAL ESTATE			2,176,660
TOTAL GERMANY			2,395,735
HONG KONG	1.8%
ELECTRIC—REGULATED ELECTRIC	0.3%
Power Assets Holdings Ltd.[a]		64,000	618,341
ENERGY—OIL & GAS	0.1%
CNOOC Ltd.[a]		112,200	151,713
MARINE PORTS	0.3%
Cosco Pacific Ltd. (Bermuda)[a]		446,000	632,803

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
REAL ESTATE	1.1%
DIVERSIFIED	0.3%
New World Development Co., Ltd.[a]		299,000	$343,255
Sun Hung Kai Properties Ltd.[a]		20,722	313,947
			657,202
OFFICE	0.4%
Hongkong Land Holdings Ltd. (USD)[a]		126,000	848,928
RESIDENTIAL	0.1%
China Overseas Land & Investment Ltd.[a]		64,000	189,738
RETAIL	0.3%
Link REIT		97,000	606,668
TOTAL REAL ESTATE			2,302,536
TOTAL HONG KONG			3,705,393
IRELAND	0.1%
REAL ESTATE—DIVERSIFIED
Hibernia REIT PLC		147,835	194,093
ITALY	0.8%
COMMUNICATIONS—TELECOMMUNICATIONS	0.3%
RAI Way S.p.A.[b]		151,890	586,304
ENERGY—OIL & GAS	0.5%
Eni S.p.A.[a]		63,030	1,104,064
TOTAL ITALY			1,690,368
JAPAN	4.7%
CONSUMER—NON-CYCLICAL	0.2%
NH Foods Ltd.[a]		16,900	369,743
GAS DISTRIBUTION	0.3%
Tokyo Gas Co., Ltd.[a]		115,000	620,501
INDUSTRIAL—MACHINERY	0.2%
Kubota Corp.[a]		36,800	534,144
MATERIALS—METALS & MINING	0.5%
JFE Holdings[a]		14,400	321,133
Nippon Steel & Sumitomo Metal Corp.[a]		279,200	692,592
			1,013,725

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
RAILWAYS	0.4%
West Japan Railway Co.[a]		17,000	$803,730
REAL ESTATE	3.1%
DIVERSIFIED	1.6%
Activia Properties[a]		37	321,729
Mitsubishi Estate Co., Ltd.[a]		70,000	1,474,960
Mitsui Fudosan Co., Ltd.[a]		60,000	1,608,933
			3,405,622
INDUSTRIAL	0.7%
GLP J-REIT[a]		262	291,840
Hulic Co., Ltd.[a]		107,700	1,076,695
			1,368,535
OFFICE	0.6%
Japan Real Estate Investment Corp.[a]		57	274,642
Nippon Building Fund[a]		101	507,031
Nomura Real Estate Office Fund[a]		73	361,992
			1,143,665
RETAIL	0.2%
AEON Mall Co., Ltd.[a]		22,900	405,810
TOTAL REAL ESTATE			6,323,632
TOTAL JAPAN			9,665,475
JERSEY	0.6%
MATERIALS—METALS & MINING
Glencore International PLC (GBP)[a]		287,700	1,327,974
LUXEMBOURG	0.1%
MATERIALS—METALS & MINING
ArcelorMittal SAa		12,000	131,471
MEXICO	0.4%
AIRPORTS	0.3%
Grupo Aeroportuario del Pacifico SAB de CV, ADR		9,882	624,542
REAL ESTATE—OFFICE	0.1%
Concentradora Fibra Danhos SA de CV		90,174	220,030
TOTAL MEXICO			844,572

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
NETHERLANDS	0.7%
DIVERSIFIED	0.1%
Nieuwe Steen Investments NVa		47,974	$213,569
MATERIALS—CHEMICALS	0.3%
LyondellBasell Industries NV (USD)		7,700	611,303
RETAIL	0.3%
Corio NVa		7,926	388,151
Wereldhave NVa		4,671	321,622
TOTAL RETAIL			709,773
TOTAL NETHERLANDS			1,534,645
NORWAY	0.5%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.3%
Marine Harvest ASA[a]		40,070	550,178
MATERIALS—CHEMICALS	0.2%
Yara International ASA[a]		10,100	449,777
TOTAL NORWAY			999,955
RUSSIA	0.4%
ENERGY—OIL & GAS	0.1%
Gazprom OAO, ADR[a]		38,500	177,241
Lukoil OAO, ADR[a]		2,600	102,868
			280,109
MATERIALS	0.3%
CHEMICALS	0.1%
Uralkali OJSC (USD)[a]		14,300	168,107
METALS & MINING	0.2%
MMC Norilsk Nickel OJSC, ADR (USD)[a]		24,500	350,347
TOTAL MATERIALS			518,454
TOTAL RUSSIA			798,563
SINGAPORE	1.2%
CONSUMER STAPLES—FOOD PRODUCTS	0.2%
Golden Agri-Resources Ltd.[a]		323,700	112,032
Wilmar International Ltd.[a]		115,500	281,431
			393,463

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
REAL ESTATE	1.0%
DIVERSIFIED	0.5%
Capitaland Ltd.[a]		165,000	$410,248
City Developments Ltd.[a]		78,696	607,143
			1,017,391
INDUSTRIALS	0.4%
Global Logistic Properties Ltd.[a]		393,000	732,710
OFFICE	0.1%
Keppel REIT[a]		300,906	276,361
TOTAL REAL ESTATE			2,026,462
TOTAL SINGAPORE			2,419,925
SOUTH KOREA	0.1%
MATERIALS—METALS & MINING
POSCO[a]		830	209,073
SPAIN	1.0%
GAS DISTRIBUTION	0.5%
Enagas SAa		29,997	946,136
REAL ESTATE—DIVERSIFIED	0.1%
Hispania Activos Inmobiliarios SAa,b		10,868	142,207
Lar Espana Real Estate Socimi SAa,b		10,773	118,858
			261,065
TOLL ROADS	0.4%
Ferrovial SAa		46,893	926,989
TOTAL SPAIN			2,134,190
SWEDEN	0.8%
REAL ESTATE—DIVERSIFIED
Hemfosa Fastigheter ABa,b		40,521	855,010
Kungsleden ABa		114,348	822,378
TOTAL SWEDEN			1,677,388
SWITZERLAND	0.7%
AIRPORTS	0.3%
Flughafen Zuerich AGa		1,047	700,193

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
MATERIALS—CHEMICALS	0.4%
Syngenta AGa		2,500	$804,144
TOTAL SWITZERLAND			1,504,337
UNITED KINGDOM	7.0%
COMMUNICATIONS—SATELLITES	0.3%
Inmarsat PLC[a]		58,103	720,446
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.4%
Associated British Foods PLC[a]		16,300	796,892
ELECTRIC—REGULATED ELECTRIC	0.3%
National Grid PLC[a]		43,631	619,093
ENERGY	1.2%
INTEGRATED OIL & GAS	0.7%
Royal Dutch Shell PLC[a]		41,091	1,419,738
OIL & GAS	0.5%
BP PLC[a]		174,000	1,104,478
TOTAL ENERGY			2,524,216
MATERIALS—METALS & MINING	1.1%
Anglo American PLC[a]		36,000	666,160
BHP Billiton PLC[a]		73,429	1,573,682
			2,239,842
REAL ESTATE	2.9%
DIVERSIFIED	1.6%
Hammerson PLC[a]		129,875	1,216,269
Helical Bar PLC		146,714	875,229
Land Securities Group PLC[a]		63,815	1,147,115
			3,238,613
INDUSTRIALS	0.2%
Segro PLC[a]		68,699	393,554
OFFICE	0.4%
Derwent London PLC[a]		16,897	788,815

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
SELF STORAGE	0.7%
Big Yellow Group PLC[a]		88,344	$832,441
Safestore Holdings Ltd. (USD)[a]		189,689	690,046
			1,522,487
TOTAL REAL ESTATE			5,943,469
WATER—WATER UTILITIES	0.8%
Pennon Group PLC[a]		67,041	957,793
United Utilities Group PLC[a]		44,170	627,387
			1,585,180
TOTAL UNITED KINGDOM			14,429,138
United States	32.8%
COMMUNICATIONS—TOWERS	1.6%
American Tower Corp.		15,508	1,532,966
Crown Castle International Corp.		13,922	1,095,661
SBA Communications Corp., Class Ab		5,605	620,810
			3,249,437
CONSUMER STAPLES—FOOD PRODUCTS	0.1%
Pinnacle Foods		9,000	317,700
CONSUMER—NON-CYCLICAL	2.8%
AGRICULTURE	1.7%
Archer-Daniels-Midland Co.		34,900	1,814,800
Bunge Ltd.		17,920	1,629,107
			3,443,907
FOOD PRODUCTS	1.1%
Ingredion		7,000	593,880
Tyson Foods, Class A		42,100	1,687,789
			2,281,669
TOTAL CONSUMER—NON-CYCLICAL			5,725,576
ELECTRIC	0.9%
INTEGRATED ELECTRIC	0.0%
NextEra Energy Partners LP		2,097	70,774

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
REGULATED ELECTRIC	0.9%
CMS Energy Corp.		19,141	$665,150
Duke Energy Corp.		14,900	1,244,746
			1,909,896
TOTAL ELECTRIC			1,980,670
ENERGY—OIL & GAS	2.6%
Anadarko Petroleum Corp.		2,133	175,972
Chevron Corp.		13,400	1,503,212
ConocoPhillips		7,364	508,558
Exxon Mobil Corp.		25,400	2,348,230
Phillips 66		11,600	831,720
			5,367,692
FINANCIAL—BANKS	0.1%
FCB Financial Holdings, Class Ab		13,605	335,227
GAS DISTRIBUTION	1.1%
Atmos Energy Corp.		11,499	640,954
Sempra Energy		13,978	1,556,590
TOTAL GAS DISTRIBUTION			2,197,544
GOLD	4.1%
iShares Gold Trust ETF[b]		734,900	8,407,256
MATERIALS	2.8%
CHEMICALS	1.6%
CF Industries Holdings		2,100	572,334
Monsanto Co.		17,100	2,042,937
Mosaic Co. (The)		13,600	620,840
			3,236,111
METALS & MINING	1.2%
Alcoa		29,800	470,542
Freeport-McMoRan Copper & Gold		36,450	851,472
Newmont Mining Corp.		10,300	194,670
Southern Copper Corp.		19,700	555,540
Stillwater Mining Co.[b]		28,400	418,616
			2,490,840
TOTAL MATERIALS			5,726,951

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
PIPELINES	2.8%
PIPELINES—C-CORP	1.4%
Kinder Morgan		29,547	$1,250,133
Plains GP Holdings LP, Class A		5,000	128,400
SemGroup Corp., Class A		6,372	435,781
Williams Cos. (The)		26,253	1,179,810
			2,994,124
PIPELINES—MLP	1.4%
Antero Midstream Partners LPb		10,790	296,725
Dominion Midstream Partners LPb		14,200	556,640
Energy Transfer Equity LP		16,546	949,410
EQT Midstream Partners LP		7,408	651,904
Summit Midstream Partners LP		9,517	361,646
			2,816,325
TOTAL PIPELINES			5,810,449
RAILWAYS	0.3%
Union Pacific Corp.		5,346	636,869
REAL ESTATE	13.2%
DIVERSIFIED	1.5%
American Assets Trust		22,179	882,946
Macquarie Infrastructure Co LLC		9,521	676,848
Vornado Realty Trust		12,355	1,454,307
			3,014,101
HEALTH CARE	0.3%
Physicians Realty Trust		35,628	591,425
HOTEL	0.9%
DiamondRock Hospitality Co.		61,080	908,260
Extended Stay America		47,552	918,229
			1,826,489
INDUSTRIALS	0.4%
Prologis		7,402	318,508
STAG Industrial		21,282	521,409
			839,917

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
OFFICE	3.1%
BioMed Realty Trust		43,239	$931,368
Douglas Emmett		28,752	816,557
Empire State Realty Trust, Class A		16,541	290,791
Equity Commonwealth		31,521	809,144
Kilroy Realty Corp.		13,427	927,403
Liberty Property Trust		11,757	442,416
Parkway Properties		37,806	695,252
SL Green Realty Corp.		11,742	1,397,533
			6,310,464
RESIDENTIAL	4.6%
APARTMENT	4.1%
American Homes 4 Rent, Class A		53,371	908,908
Apartment Investment & Management Co.		21,630	803,555
Education Realty Trust		8,868	324,480
Equity Residential		47,750	3,430,360
Gramercy Property Trust		70,108	483,745
Home Properties		13,305	872,808
Monogram Residential Trust		7,427	68,774
Starwood Waypoint Residential Trust		29,427	775,990
UDR		27,777	856,087
			8,524,707
MANUFACTURED HOME	0.5%
Sun Communities		16,196	979,210
TOTAL RESIDENTIAL			9,503,917
SELF STORAGE	0.7%
CubeSmart		22,376	493,838
Extra Space Storage		18,033	1,057,455
			1,551,293
SHOPPING CENTERS	1.7%
COMMUNITY CENTER	0.9%
DDR Corp.		74,045	1,359,466
Regency Centers Corp.		6,848	436,766
Washington Prime Group		3,379	58,186
			1,854,418

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
REGIONAL MALL	0.8%
General Growth Properties		39,044	$1,098,308
Macerich Co. (The)		7,342	612,396
			1,710,704
TOTAL SHOPPING CENTERS			3,565,122
TOTAL REAL ESTATE			27,202,728
SHIPPING	0.4%
Teekay Corp. (Marshall Islands)		16,576	843,553
TOTAL UNITED STATES			67,801,652
TOTAL COMMON STOCK (Identified cost—$130,321,804)			133,612,265
PREFERRED SECURITIES—$25 PAR VALUE	4.2%
NETHERLANDS	0.6%
INSURANCE—MULTI-LINE—FOREIGN
ING Groep N.V., 7.375% (USD)		39,000	1,003,860
ING Groep N.V., 7.05% (USD)		10,000	256,400
TOTAL NETHERLANDS			1,260,260
UNITED KINGDOM	1.1%
BANKS—FOREIGN
Barclays Bank PLC, 8.125%, Series V (USD)		36,000	938,880
Barclays Bank PLC, 7.75%, Series IV (USD)		20,000	519,000
National Westminster Bank PLC, 7.76%, Series C (USD)		31,923	833,829
TOTAL UNITED KINGDOM			2,291,709
UNITED STATES	2.5%
BANKS	0.5%
Countrywide Capital IV, 6.75%, due 4/1/33		35,000	886,900
ELECTRIC—INTEGRATED	0.8%
Southern California Edison Co., 4.63%, Series D ($100 Par Value)(FRN)		16,031	1,614,623
INSURANCE	0.8%
Principal Financial Group, 5.563%, Series A ($100 Par Value)		16,860	1,701,806

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
UTILITIES	0.4%
SCANA Corp., 7.70%, due 1/30/65		34,000	$868,700
TOTAL UNITED STATES			5,072,029
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$8,643,293)			8,623,998
PREFERRED SECURITIES—CAPITAL SECURITIES	1.4%
UNITED KINGDOM	0.2%
BANKS—FOREIGN
Royal Bank of Scotland PLC, 9.50%, due 3/16/22 (USD)		400,000	455,420
UNITED STATES	1.2%
BANKS	0.4%
Bank of America Corp., due 11/21/16, Series L		750,000	748,213
PIPELINES	0.4%
Enterprise Products Operating LP, 8.375%, due 8/1/66		750,000	805,611
REAL ESTATE—FINANCE	0.4%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, due 2/6/17		1,000,000	954,025
TOTAL UNITED STATES			2,507,849
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$3,037,162)			2,963,269
		Principal Amount
CORPORATE BONDS	4.0%
GERMANY	0.1%
BANKS
Dresdner Bank AG/New York NY, 7.25%, due 9/15/15 (USD)		$215,000	222,439
ITALY	0.2%
INTEGRATED TELECOMMUNICATIONS SERVICES
Telecom Italia Capital SA, 5.25%, due 10/1/15 (USD)		500,000	511,875
UNITED KINGDOM	0.3%
UTILITIES
National Grid PLC, 6.30%, due 8/1/16 (USD)		520,000	561,525

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Principal Amount	Value
UNITED STATES	3.4%
BANKS	0.5%
Capital One Financial Corp., 6.15%, due 9/1/16		$700,000	$752,545
Morgan Stanley, 5.375%, due 10/15/15		175,000	181,044
TOTAL BANKS			933,589
COMMUNICATIONS	0.5%
American Tower Corp., 7.00%, due 10/15/17		1,000,000	1,129,758
REAL ESTATE	1.9%
DIVERSIFIED	0.1%
Duke Realty LP, 5.95%, due 2/15/17		169,000	183,347
FINANCE	0.5%
iStar Financial, 3.875%, due 7/1/16		150,000	150,930
iStar Financial, 4.00%, due 11/1/17		530,000	517,413
Reckson Operating Partnership LP, 6.00%, due 3/31/16		300,000	316,334
			984,677
HEALTH CARE	0.5%
HCP, 6.30%, due 9/15/16, Series MTN		1,100,000	1,191,099
RESIDENTIAL—APARTMENT	0.1%
UDR, 5.25%, due 1/15/16, Series MTN		200,000	208,051
SHOPPING CENTER—COMMUNITY CENTER	0.7%
DDR Corp., 9.625%, due 3/15/16		1,000,000	1,098,073
Regency Centers LP, 5.25%, due 8/1/15		325,000	333,091
			1,431,164
TOTAL REAL ESTATE			3,998,338
TELECOMMUNICATION SERVICES	0.5%
Embarq Corp., 7.082%, due 6/1/16		650,000	700,688
Verizon Communications, 1.771%, due 9/15/16 (FRN)		250,000	254,639
TOTAL TELECOMMUNICATION SERVICES			955,327
TOTAL UNITED STATES			7,017,012
TOTAL CORPORATE BONDS (Identified cost—$8,333,171)			8,312,851

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Contracts	Value
PURCHASED OPTION CONTRACTS—UNITED STATES	0.1%
S&P 500 Index, Put, USD Strike Price 2,040, expires 2/20/15[c]		25	$100,250
TOTAL PURCHASED OPTION CONTRACTS (Identified cost—$148,076)			100,250
		Number of Shares
SHORT-TERM INVESTMENTS	23.8%
MONEY MARKET FUNDS	2.3%
State Street Institutional Treasury Money Market Fund, 0.00%[d,e]		4,700,000	4,700,000
		Principal Amount
U.S. TREASURY BILLS	21.5%
U.S. Treasury Bills, 0.005%, due 1/22/15[e,f,g]		$24,300,000	24,299,929
U.S. Treasury Bills, 0.00%, due 1/8/15[e,f]		20,200,000	20,200,000
			44,499,929
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$49,199,929)			49,199,929
TOTAL INVESTMENTS (Identified cost—$199,683,435)	98.2%		202,812,562
WRITTEN OPTION CONTRACTS	0.0		(32,125)
OTHER ASSETS IN EXCESS OF LIABILITIES[h]	1.8		3,756,934
NET ASSETS	100.0%		$206,537,371
		Number of Contracts
WRITTEN OPTION CONTRACTS	0.0%
S&P 500 Index, Put, USD Strike Price 1,875, expires 2/20/15		25	$(32,125)
TOTAL WRITTEN OPTION CONTRACTS (Premiums received—$49,924)			$(32,125)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

ETF  Exchange-Traded Fund

FRN  Floating Rate Note

GBP  Great British Pound

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 25.4% of the net assets of the Fund, all of which have been fair valued pursuant to foreign equity fair value pricing procedures approved by the Board of Directors.

b  Non-income producing security.

c  All of this security is segregated as collateral in connection with written option contracts.

d  Rate quoted represents the annualized seven-day yield of the Fund.

e  All or a portion of this security is held by Cohen & Steers Real Assets Fund, Ltd., a wholly-owned subsidiary.

f  The rate shown is the effective yield on the date of purchase.

g  All or a portion of this security has been segregated and/or pledged as collateral for futures contracts. $6,851,615 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.

h  Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at December 31, 2014.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Futures contracts outstanding at December 31, 2014 were as follows:

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	LONG FUTURES OUTSTANDING
55	Aluminum HG LME	$2,542,031	March 16, 2015	$(163,088)
62	Aluminum LME	2,842,312	January 19, 2015	(182,224)
2	Brent Crude Oil	116,420	February 12, 2015	(23,001)
45	Coffee C	2,811,375	March 19, 2015	(367,595)
24	Copper	1,695,300	March 27, 2015	(58,645)
35	Corn	736,750	December 14, 2015	(2,488)
211	Corn	4,188,350	March 13, 2015	121,803
55	Gasoline RBOB	3,474,471	February 27, 2015	(609,464)
46	Gold	5,446,860	February 25, 2015	514
27	KC Wheat	845,775	March 13, 2015	52,547
14	Lead LME	647,850	January 19, 2015	(79,316)
14	Lead LME	650,300	March 16, 2015	(57,514)
36	Lean Hogs[b]	1,169,280	February 13, 2015	(135,578)
44	Lean Hogs[b]	1,611,280	June 12, 2015	(39)
24	Light Sweet Crude Oil	1,561,200	November 21, 2016	(8,110)
20	Live Cattle	1,308,400	February 27, 2015	(44,664)
167	Natural Gas	4,836,320	February 25, 2015	(1,197,938)
55	Nickel LME	4,995,870	March 16, 2015	(457,734)
55	Nickel LME	4,979,040	January 19, 2015	(440,769)
23	NY Harbor ULSD	1,755,415	February 27, 2015	(174,320)
36	Palladium	2,874,240	March 27, 2015	80,308
45	Platinum	2,721,375	April 28, 2015	(65,664)
47	Silver	3,665,765	March 27, 2015	(43,620)
7	Soybean	358,225	March 13, 2015	(8,323)
40	Soybean Meal	1,390,400	March 13, 2015	(30,115)
75	Soybean Oil	1,446,300	March 13, 2015	(1,107)
137	Sugar 11	2,227,949	February 27, 2015	(218,562)
93	Wheat	2,742,338	March 13, 2015	100,893
41	Zinc LME	2,222,200	January 19, 2015	(103,168)
55	Zinc LME	2,992,687	March 16, 2015	(57,145)
35	Zinc LME	1,913,844	June 15, 2015	(23,365)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Number of Contracts[a]	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
	SHORT FUTURES OUTSTANDING
62	Aluminum HG LME	$(2,842,312)	January 19, 2015	$188,368
14	Cattle Feeder	(1,521,275)	March 26, 2015	17,855
28	Cotton No. 2	(843,780)	March 9, 2015	(17,652)
14	Lead LME	(647,850)	January 19, 2015	57,700
47	Lean Hogs[b]	(1,565,570)	April 15, 2015	14,401
27	Light Sweet Crude Oil	(1,605,150)	November 20, 2015	12,997
7	Light Sweet Crude Oil	(384,720)	April 21, 2015	16,009
55	Nickel LME	(4,979,040)	January 19, 2015	461,400
2	Nickel LME	(181,668)	March 16, 2015	(1,169)
54	Soybean	(2,714,850)	November 13, 2015	47,423
41	Zinc LME	(2,222,200)	January 19, 2015	35,849
2	Zinc LME	(108,825)	March 16, 2015	282
35	Zinc LME	(1,913,844)	June 15, 2015	86,891
				$(3,277,137)

a  Represents positions held in the Subsidiary.

b  Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

LME  London Metal Exchange

RBOB  Reformulated Gasoline Blendstock for Oxygen Blending

ULSD  Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments in securities, at value (Identified cost—$199,683,435)	$202,812,562
Cash	5,024,466
Foreign currency, at value (Identified cost—$15,209)	15,193
Receivable for:
Investment securities sold	717,092
Fund shares sold	601,162
Dividends and interest	536,768
Due from investment advisor	7,026
Other assets	18,708
Total Assets	209,732,977
LIABILITIES:
Payable for:
Variation margin on futures contracts	1,548,607
Fund shares redeemed	1,261,055
Investment securities purchased	98,127
Written option contracts (Premiums received—$49,924)	32,125
Shareholder servicing fees	26,522
Administration fees	14,813
Distribution fees	947
Directors' fees	59
Other liabilities	213,351
Total Liabilities	3,195,606
NET ASSETS	$206,537,371
NET ASSETS consist of:
Paid-in capital	$210,330,699
Dividends in excess of net investment income	(132,871)
Accumulated net realized loss	(3,534,396)
Net unrealized depreciation	(126,061)
$206,537,371

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2014

CLASS A SHARES:
NET ASSETS	$19,660,190
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,086,333
Net asset value and redemption price per share	$9.42
Maximum offering price per share ($9.42 ÷ 0.955)[a]	$9.86
CLASS C SHARES:
NET ASSETS	$15,301,201
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,630,787
Net asset value and offering price per share[b]	$9.38
CLASS I SHARES:
NET ASSETS	$160,614,161
Shares issued and outstanding ($0.001 par value common stock outstanding)	17,004,013
Net asset value, offering and redemption price per share	$9.45
CLASS R SHARES:
NET ASSETS	$1,079,060
Shares issued and outstanding ($0.001 par value common stock outstanding)	114,227
Net asset value, offering and redemption price per share	$9.45
CLASS Z SHARES:
NET ASSETS	$9,882,759
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,048,102
Net asset value, offering and redemption price per share	$9.43

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

Investment Income:
Dividend income (net of $140,985 of foreign withholding tax)	$3,076,921
Interest income	150,842
Total Investment Income	3,227,763
Expenses:
Investment advisory fees	1,442,400
Administration fees	194,518
Custodian fees and expenses	180,921
Distribution fees—Class A	60,406
Distribution fees—Class C	80,219
Distribution fees—Class R	1,619
Professional fees	127,708
Registration and filing fees	117,064
Shareholder servicing fees—Class A	24,162
Shareholder servicing fees—Class C	26,740
Shareholder servicing fess—Class I	55,186
Shareholder servicing fees—Class Z	10,385
Shareholder reporting expenses	79,549
Transfer agent fees and expenses	44,020
Directors' fees and expenses	23,932
Line of credit fees	2,388
Miscellaneous	22,741
Total Expenses	2,493,958
Reduction of Expenses (See Note 2)	(687,830)
Net Expenses	1,806,128
Net Investment Income	1,421,635
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,141,785
Futures contracts	(9,368,018)
Written option contracts	(139,241)
Foreign currency transactions	(40,001)
Net realized loss	(8,405,475)
Net change in unrealized appreciation (depreciation) on:
Investments	743,019
Futures contracts	(3,403,678)
Written option contracts	17,799
Foreign currency translations	3,944
Net change in unrealized appreciation (depreciation)	(2,638,916)
Net realized and unrealized loss	(11,044,391)
Net Decrease in Net Assets Resulting from Operations	$(9,622,756)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
From Operations:
Net investment income	$1,421,635	$696,061
Net realized loss	(8,405,475)	(4,843,364)
Net change in unrealized appreciation (depreciation)	(2,638,916)	870,247
Net decrease in net assets resulting from operations	(9,622,756)	(3,277,056)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(226,395)	(124,854)
Class C	(47,911)	(4,054)
Class I	(1,620,359)	(645,774)
Class R	(5,797)	(598)
Class Z	(92,520)	(82,796)
Net realized gain:
Class A	(27,074)	—
Class C	(19,599)	—
Class I	(209,294)	—
Class R	(1,299)	—
Class Z	(12,616)	—
Return of capital:
Class A	(19,548)	(24,823)
Class C	(14,151)	(8,556)
Class I	(151,112)	(119,113)
Class R	(938)	(26)
Class Z	(9,109)	(11,238)
Total dividends and distributions to shareholders	(2,457,722)	(1,021,832)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	118,709,593	30,600,066
Total increase in net assets	106,629,115	26,301,178
Net Assets:
Beginning of year	99,908,256	73,607,078
End of year[a]	$206,537,371	$99,908,256

a  Includes dividends in excess of net investment income of $132,871 and $369,097, respectively.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
	For the Year Ended December 31,		For the Period January 31, 2012[a] through
Per Share Operating Performance:	2014	2013	December 31, 2012
Net asset value, beginning of period	$9.62	$10.03	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.08	0.06	0.06
Net realized and unrealized gain (loss)	(0.18)	(0.39)	0.10
Total from investment operations	(0.10)	(0.33)	0.16
Less dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.06)	(0.13)
Net realized gains	(0.01)	—	—
Return of capital	(0.01)	(0.02)	—
Total dividends and distributions to shareholders	(0.10)	(0.08)	(0.13)
Net increase (decrease) in net asset value	(0.20)	(0.41)	0.03
Net asset value, end of period	$9.42	$9.62	$10.03
Total investment return[c,d]	–1.07%	–3.22%	1.66%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$19.7	$17.8	$4.6
Ratio of expenses to average daily net assets (before expense reduction)	1.74%	2.13%	2.40%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.35%	1.35%	1.35%[f]
Ratio of net investment income (loss) to average daily assets (before expense reduction)	0.42%	(0.21)%	(0.43)%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.81%	0.57%	0.62%[f]
Portfolio turnover rate	96%	145%	128%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,		For the Period January 31, 2012[a] through
Per Share Operating Performance:	2014	2013	December 31, 2012
Net asset value, beginning of period	$9.60	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.00 [c]	(0.01)	0.00
Net realized and unrealized gain (loss)	(0.16)	(0.37)	0.09
Total from investment operations	(0.16)	(0.38)	0.09
Less dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.00)[c]	(0.09)
Net realized gains	(0.01)	—	—
Return of capital	(0.01)	(0.02)	—
Total dividends and distributions to shareholders	(0.06)	(0.02)	(0.09)
Net increase (decrease) in net asset value	(0.22)	(0.40)	0.00
Net asset value, end of period	$9.38	$9.60	$10.00
Total investment return[d,e]	–1.74%	–3.76%	0.97%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15.3	$5.6	$3.8
Ratio of expenses to average daily net assets (before expense reduction)	2.40%	2.78%	3.06%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.00%	2.00%	2.00%[g]
Ratio of net investment loss to average daily assets (before expense reduction)	(0.38)%	(0.93)%	(1.11)%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.02%	(0.14)%	(0.05)%[g]
Portfolio turnover rate	96%	145%	128%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,		For the Period January 31, 2012[a] through
Per Share Operating Performance:	2014	2013	December 31, 2012
Net asset value, beginning of period	$9.64	$10.04	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.10	0.08	0.09
Net realized and unrealized gain (loss)	(0.16)	(0.37)	0.11
Total from investment operations	(0.06)	(0.29)	0.20
Less dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.09)	(0.16)
Net realized gains	(0.01)	—	—
Return of capital	(0.01)	(0.02)	—
Total dividends and distributions to shareholders	(0.13)	(0.11)	(0.16)
Net increase (decrease) in net asset value	(0.19)	(0.40)	0.04
Net asset value, end of period	$9.45	$9.64	$10.04
Total investment return[c]	–0.67%	–2.83%	2.00%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$160.6	$65.2	$63.7
Ratio of expenses to average daily net assets (before expense reduction)	1.44%	1.79%	2.12%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.00%	1.00%	1.00%[e]
Ratio of net investment income (loss) to average daily assets (before expense reduction)	0.55%	0.05%	(0.17)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.99%	0.84%	0.95%[e]
Portfolio turnover rate	96%	145%	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended December 31,		For the Period January 31, 2012[a] through
Per Share Operating Performance:	2014	2013	December 31, 2012
Net asset value, beginning of period	$9.65	$10.06	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.05	0.09	0.04
Net realized and unrealized gain (loss)	(0.16)	(0.42)	0.11
Total from investment operations	(0.11)	(0.33)	0.15
Less dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.06)	(0.09)
Net realized gains	(0.01)	—	—
Return of capital	(0.01)	(0.02)	—
Total dividends and distributions to shareholders	(0.09)	(0.08)	(0.09)
Net increase (decrease) in net asset value	(0.20)	(0.41)	0.06
Net asset value, end of period	$9.45	$9.65	$10.06
Total investment return[c]	–1.20%	–3.29%	1.54%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,079.0	$150.0	$1.0
Ratio of expenses to average daily net assets (before expense reduction)	1.90%	2.28%	2.55%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%	1.50%	1.50%[e]
Ratio of net investment income (loss) to average daily assets (before expense reduction)	0.09%	0.12%	(0.55)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.49%	0.89%	0.46%[e]
Portfolio turnover rate	96%	145%	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended December 31,		For the Period January 31, 2012[a] through
Per Share Operating Performance:	2014	2013	December 31, 2012
Net asset value, beginning of period	$9.62	$10.03	$10.00
Income (loss) from investment operations:
Net investment income[b]	0.08	0.07	0.06
Net realized and unrealized gain (loss)	(0.15)	(0.38)	0.11
Total from investment operations	(0.07)	(0.31)	0.17
Less dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.08)	(0.14)
Net realized gains	(0.01)	—	—
Return of capital	(0.01)	(0.02)	—
Total dividends and distributions to shareholders	(0.12)	(0.10)	(0.14)
Net increase (decrease) in net asset value	(0.19)	(0.41)	0.03
Net asset value, end of period	$9.43	$9.62	$10.03
Total investment return[c]	–0.78%	–3.03%	1.73%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9.9	$11.1	$1.5
Ratio of expenses to average daily net assets (before expense reduction)	1.50%	1.93%	2.12%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.11%	1.15%	1.15%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.41%	(0.03)%	(0.31)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.80%	0.75%	0.68%[e]
Portfolio turnover rate	96%	145%	128%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is to achieve attractive total returns over the long term and to maximize real returns during inflationary environments. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares.)

Cohen & Steers Real Assets Fund Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund's investment objectives and policies as described in the Fund's prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. As of December 31, 2014, the Fund held $35,360,249 in the Subsidiary, representing 17.1% of the Fund's net assets. During the year ended December 31, 2014, the Subsidiary generated realized losses of $9,442,955. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2014, there were $31,404,916 of securities transferred between Level 1 and Level 2, which resulted from the Fund utilizing foreign equity fair value pricing procedures as of December 31, 2014.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Austria	$109,409	$109,409	$—	$—
Bermuda	504,177	504,177	—	—
Brazil	1,965,951	1,414,760	551,191	—
Canada	7,603,226	7,603,226	—	—
Hong Kong	3,705,393	606,668	3,098,725	—
Ireland	194,093	194,093	—	—
Italy	1,690,368	586,304	1,104,064	—
Mexico	844,572	844,572	—	—
Netherlands	1,534,645	611,303	923,342	—
United Kingdom	14,429,138	875,229	13,553,909	—
United States	67,801,652	67,801,652	—	—
Other Countries	33,229,641	—	33,229,641	—
Preferred Securities— $25 Par Value:
United States	5,072,029	1,755,600	3,316,429	—
Other Countries	3,551,969	3,551,969	—	—
Preferred Securities— Capital Securities	2,963,269	—	2,963,269	—
Corporate Bonds	8,312,851	—	8,312,851	—
Purchased Option Contracts	100,250	100,250	—	—
Short-Term Investments	49,199,929	—	49,199,929	—
Total Investments[a]	$202,812,562	$86,559,212	$116,253,350	$—
Futures Contracts	$1,295,240	$1,295,240	$—	$—
Total Appreciation in Other Financial Instruments[a]	$1,295,240	$1,295,240	$—	$—
Futures Contracts	$(4,572,377)	$(4,572,377)	$—	$—
Written Option Contracts	(32,125)	(32,125)	—	—
Total Depreciation in Other Financial Instruments[a]	$(4,604,502)	$(4,604,502)	$—	$—

a  Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commissions merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund's FCM for the purpose of trading in commodity futures contracts, options and interests therein (including, without limitation, exchange for physical transactions, exchange for swap transactions, block trades and other cleared derivative transactions.)

Options: The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments to provide exposure to commodities, enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2014, a portion of the distributions have been reclassified to distributions from net realized gains and return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2014, no additional provisions for income tax are required in the Fund's consolidated financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary's taxable income, including net gains through the Subsidiary's fiscal year ended November 30, 2014, is included, as ordinary income, in the calculation of the Fund's taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's and Subsidiary's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

For the year ended December 31, 2014, and through June 30, 2016, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class I shares and 1.50% for Class R shares. For the period January 1, 2014 through September 30, 2014, the investment advisor had contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, and extraordinary expenses) did not exceed 1.15% for Class Z shares, which included a shareholder servicing fee of 0.15%. For the period from October 1, 2014 through June 30, 2016, due to the termination of the shareholder servicing fee on October 1, 2014, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.00% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the year ended December 31, 2014, fees waived and/or expenses reimbursed totaled $687,830.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the year ended December 31, 2014, the Fund incurred $128,213 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended December 31, 2014, the Fund has been advised that the distributor received $20,633 in sales commissions from the sale of Class A shares and $5,316 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares, up to 0.25% of the average daily net assets of the Fund's Class C shares, up to 0.10% of the average daily net assets of the Fund's Class I shares. For the period January 1, 2014 through September 30, 2014, the Fund paid the distributor a fee, accrued daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund's Class Z shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,871 for the year ended December 31, 2014.

Other: At December 31, 2014, the investment advisor and affiliated persons of the investment advisor owned 18% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2014, totaled $190,850,665 and $109,249,584, respectively.

Transactions in written option contracts for the year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums
Written option contracts outstanding at December 31, 2013	—	$—
Option contracts written	100	204,556
Option contracts terminated in closing transactions	(75)	(154,632)
Written option contracts outstanding at December 31, 2014	25	$49,924

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2014 and the effect of derivatives held during the year ended December 31, 2014, along with the respective location in the consolidated financial statements. The volume of activity for written option contracts for the year ended December 31, 2014 is summarized in Note 3.

Consolidated Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Futures Contracts[a]	—	$—	Payable for variation margin on futures contracts	$1,548,607	[b]

a  Futures contracts executed with Morgan Stanley & Co. LLC are not subject to a master netting arrangement or another similar agreement.

b  Includes cumulative appreciation (depreciation) on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin payable to broker.

Consolidated Statement of Operations
Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures contracts	Net Realized and Unrealized Gain (Loss)	$(9,368,018)	$(3,403,678)
Written option contracts	Net Realized and Unrealized Gain (Loss)	(139,241)	17,799

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following summarizes the volume of the Fund's futures contracts activity during the year ended December 31, 2014:

Futures Contracts
Average Notional Balance—Long	$57,130,620
Average Notional Balance—Short	(17,452,404)
Ending Notional Balance—Long	72,769,922
Ending Notional Balance—Short	(21,531,084)

At December 31, 2014, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Written option contracts	$—	$32,125

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of December 31, 2014:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Morgan Stanley & Co. LLC	$32,125	$—	$—	$32,125

a In some instances, the actual collateral pledged may be more than amount shown.

b Net amount represents the net payable due to the counterparty in the event of default.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2014	2013
Ordinary income	$2,262,864	$858,076
Return of capital	194,858	163,756
Total dividends and distributions	$2,457,722	$1,021,832

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

As of December 31, 2014, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$200,768,194
Gross unrealized appreciation	$9,447,059
Gross unrealized depreciation	(7,402,691)
Net unrealized appreciation	$2,044,368

As of December 31, 2014, the Fund incurred short-term capital losses of $1,062,911 after October 31, 2014, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2014, the Fund utilized net capital loss carryforwards of $1,944,238.

As of December 31, 2014, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies and Subsidiary losses. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $8,042,471, accumulated net realized loss was credited $7,234,898 and dividends in excess of net investment income was credited $807,573. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 1 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A:
Sold	2,918,223	$29,569,588	1,928,770	$19,156,267
Issued as reinvestment of dividends and distributions	23,099	230,729	15,302	141,802
Redeemed	(2,707,395)	(27,990,928)	(552,944)	(5,292,207)
Net increase	233,927	$1,809,389	1,391,128	$14,005,862

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class C:
Sold	1,287,897	$13,036,265	338,783	$3,292,420
Issued as reinvestment of dividends and distributions	3,485	33,625	722	6,682
Redeemed	(241,942)	(2,390,176)	(141,723)	(1,361,464)
Net increase	1,049,440	$10,679,714	197,782	$1,937,638
Class I:
Sold	15,552,639	$158,415,397	2,003,126	$19,760,743
Issued as reinvestment of dividends and distributions	119,599	1,150,625	8,492	79,020
Redeemed	(5,435,517)	(53,553,022)	(1,587,871)	(15,125,372)
Net increase	10,236,721	$106,013,000	423,747	$4,714,391
Class R:
Sold	109,689	$1,079,358	15,486	$148,592
Issued as reinvestment of dividends and distributions	776	7,394	63	590
Redeemed	(11,885)	(122,050)	(20)	(197)
Net increase	98,580	$964,702	15,529	$148,985
Class Z:
Sold	865,471	$8,908,545	1,095,724	$10,613,190
Issued as reinvestments of dividends and distributions	11,044	107,761	7,565	70,376
Redeemed	(986,495)	(9,773,518)	(92,687)	(890,376)
Net increase (decrease)	(109,980)	$(757,212)	1,010,602	$9,793,190

Note 7. Borrowings

As of December 31, 2014, the Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 23, 2015. The Fund paid a commitment

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. Effective January 23, 2015, the credit agreement was renewed and expires January 22, 2016. Under the renewed credit agreement, the total commitment amount has been reduced to $50,000,000 and the Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund's investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund's investment strategies.

CFTC rules with respect to disclosure, reporting and recordkeeping requirements are evolving. Compliance with any new disclosure, reporting and recordkeeping requirements could increase Fund expenses.

Note 9. Subsequent Events

On February 1, 2015, the Fund's diversification classification under the 1940 Act automatically converted from non-diversified to diversified status because the Fund was operated as a diversified fund for a period of three years.

Management has evaluated events and transactions occurring after December 31, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Real Assets Fund, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Real Assets Fund, Inc. and its subsidiary (hereafter refered to as the "Fund") at December 31, 2014, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 19, 2015

COHEN & STEERS REAL ASSETS FUND, INC.

TAX INFORMATION—2014 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $1,825,288. Additionally, 21.28% of the ordinary dividends qualified for the dividends received deduction available to corporations.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $140,463. The Fund generated net foreign source income of $2,027,311 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Election of Additional Director

Effective January 26, 2015, the Board of Directors has elected Dean Junkans as director of the Fund.

Prior to becoming a Director of various Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014, and also served as Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He is currently a member, and former Chair, of the Claritas Advisory Committee at the CFA Institute, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

Foreign Investor Policy Change

Effective February 1, 2015, the Fund will no longer accept investments from investors with non-U.S. addresses as well as dealer controlled accounts designated as foreign accounts ("Restricted Accounts"), consistent with the industry standard. Existing Restricted Accounts can remain in the Fund, but will be prohibited from making further investments into their accounts. U.S. Armed Forces and Diplomatic post office addresses abroad will be treated as U.S. addresses and will continue to be able to invest in the Fund. For more information, please call (800) 437-9912.

COHEN & STEERS REAL ASSETS FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers Age: 61	Director and Chairman	Until next election of directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	21	Since 1991
Joseph M. Harvey Age: 51	Director and Vice President	Until next election of directors	President and Chief Investment Officer of CSCM since 2003 and President of CNS since 2004.	16	Since 2014
Disinterested Directors
Michael G. Clark Age: 49	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since June 2011

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COHEN & STEERS REAL ASSETS FUND, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen Age: 72	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board Member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	21	Since 2001
George Grossman Age: 61	Director	Until next election of directors	Attorney-at-law.	21	Since 1993
Richard E. Kroon Age: 72	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	21	Since 2004
Richard J. Norman Age: 71	Director	Until next election of directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	21	Since 2001

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COHEN & STEERS REAL ASSETS FUND, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 71	Director	Until next election of directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	21	Since 2004
C. Edward Ward Jr. Age: 68	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE), where he worked from 1979 to 2004.	21	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS REAL ASSETS FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 50	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Vincent L. Childers Age: 38	Vice President	Senior Vice President of CSCM since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	Since 2013
Jon Cheigh Age: 42	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007
Yigal D. Jhirad Age: 50	Vice President	Senior Vice President of CSCM since 2007.	Since 2007
Nicholas Koutsoftas Age: 41	Vice President	Senior Vice President of CSCM since 2013. Prior to that, Senior Vice President, co-portfolio manager and head of the Active Commodities strategy at GE Asset Management.	Since 2013
Francis C. Poli Age: 52	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007
James Giallanza Age: 48	Treasurer and Chief Financial Officer	Executive Vice President of CSCM since January 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Lisa D. Phelan Age: 46	Chief Compliance Officer	Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006
Heather Kaden Age: 39	Deputy Chief Compliance Officer	Vice President of CSCM since 2010 and Compliance Officer of Cohen & Steers UK, Limited since 2013. Prior to that, Senior Compliance Associate since 2007.	Since 2014

  (table continued on next page)

COHEN & STEERS REAL ASSETS FUND, INC.

(table continued from previous page)

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Tina M. Payne Age: 40	Assistant Secretary	Senior Vice President and Associate General Counsel of CSCM since 2010. Prior to that, Vice President and Associate General Counsel since July 2007.	Since 2007
Neil Bloom Age: 44	Assistant Treasurer	Vice President of CSCM since August 2008.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Vincent L. Childers
Vice President

Jon Cheigh
Vice President

Yigal D. Jhirad
Vice President

Nick Koutsoftas
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—RAPAX
Class  C—RAPCX
Class  I—RAPIX
Class  R—RAPRX
Class  Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REAL ASSETS FUND

280 PARK AVENUE

NEW YORK, NY 10017

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RAPAXAR

Annual Report December 31, 2014

Cohen & Steers Real Assets Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, each are an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2013
Audit Fees	$61,800	$60,000
Audit-Related Fees	$0	$13,800
Tax Fees	$12,700	$12,400
All Other Fees	$0	$0

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations.  Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2014	2013
Registrant	$12,700	$12,400
Investment Advisor	$15,000	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 2, 2015